Exhibit 10.15

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

REQUEST FOR WAIVER

August 30, 2024

United States International Development Finance Corporation

110 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attn.: Managing Director, Portfolio Management Division

Attn.: Courtney Piper

Email: notices@dfc.gov

Re: Loan No. 9000083212 Tetra4 Helium Project – Request for certain Waivers and Consents

Ladies and Gentlemen,

1.
Introduction
1.1.1.
We refer to the Finance Agreement dated August 20, 2019 between Tetra4 Proprietary Limited (the “Borrower”) and the United States International Development Finance Corporation, an agency of the United States of America (“DFC”) (as amended, modified or supplemented from time to time, the “Finance Agreement”).
1.1.2.
Unless otherwise expressly defined in this letter, capitalized terms in this letter shall have the meanings given to them in the Finance Agreement or the Supply Contract (as defined below).
2.
Background
2.1.
Reversionary Cessions
2.1.1.
Renergen Limited (“Renergen,” and together with the Borrower, collectively the “Borrower Parties”) is planning to enter into a secured term loan facility (the “SBSA Facility Agreement”) with Standard Bank of South Africa (acting through its Corporate and Investment Banking Division) (“SBSA”), pursuant to which SBSA will advance a secured term loan (the “SBSA Loan”) to Renergen in an amount up to ZAR 155 million.
2.1.2.
Under the terms of the SBSA Facility Agreement, Renergen will be required to grant a reversionary cession and pledge of all its shares in the Borrower to SBSA and procure the creation of a reversionary cession over all the Borrower’s bank accounts in favor of SBSA (the “Reversionary Cessions”), in each case, as a condition precedent to the full disbursement of the SBSA Loan.
2.1.3.
Each Borrower Party agrees and acknowledges that each of the Reversionary Cessions requires DFC’s consent under the Finance Agreement.

Waiver and Consent (WSCE, Project Completion, et al)

Loan No. 9000083212 Tetra4 Helium Project

2.2.
[***]
2.3.
[***]
3.
[***]
4.
Representations and Warranties and Undertakings and Amendment.
4.1.
The Borrower Parties each represent and warrant to DFC that no Default or Event of Default is continuing as of the date of this letter (after taking into account the Waiver).
4.2.
[***]
4.3.
[***]
4.4.
The Borrower undertakes for the benefit of DFC to achieve Project Completion by September 30, 2024 and agrees that Section 6.01(c) of the Finance Agreement is hereby amended by replacing “April 30, 2024” with “September 30, 2024”. The Borrower and DFC each agree that, from the date that Borrower shall have delivered the Implementation Plan satisfactory to DFC in accordance with Section 4.3, the definition of Project Completion included in Section 1 of Schedule X to the Finance Agreement shall be amended and restated to read as follows:

““Project Completion” means the issuance of (i) the Taking-Over Certificate (as defined in the EPC Contract (Gas Gathering) by the Borrower pursuant to the EPC Contract (Gas Gathering) and (ii) a project completion report by the Independent Engineer to DFC in form and substance satisfactory to DFC.”

4.5.
The Borrower undertakes for the benefit of DFC to (i) register the Servitude Security; and (ii) provide DFC with evidence of such registration with the appropriate Deeds Office in the Project Country by no later than March 31, 2025. DFC and the Borrower agree that Section 6.09 (f) of the Finance Agreement is hereby amended by replacing the words “June 15, 2024” with “March 31, 2025”.
4.6.
[***]
5.
General
5.1.
THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
5.2.
For the avoidance of doubt, the Borrower confirms its undertakings pursuant to Section 8.03 (Jurisdiction and Consent to Suit; Waivers) of the Finance Agreement with respect to this letter.
5.3.
This letter may be signed in separate counterparts in .pdf, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
5.4.
This letter constitutes a Financing Document.

[Signature pages follow]

Waiver and Consent (WSCE, Project Completion, et al)

Loan No. 9000083212 Tetra4 Helium Project

Sincerely,

TETRA4 PROPREITARY LIMITED

By:	/s/ Nick Mitchell
Name:	Nick Mitchell
Title:	Chief Operating Officer

RENERGEN LIMITED

By:	/s/ Stefano Marani
Name:	Stefano Marani
Title:	Chief Executive Officer

Waiver and Consent (WSCE, Project Completion, et al)

Loan No. 9000083212 Tetra4 Helium Project

By its signature hereto, the DFC agrees to the Consent and Waiver;

U.S INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ Courtney Piper
Authorised Signatory
Name:	Courtney Piper
Title:	Director, Asset Management
Date:	August 27, 2024

Waiver and Consent (WSCE, Project Completion, et al)

Loan No. 9000083212 Tetra4 Helium Project

Exhibit 1

Forms of SBSA Facility and Reversionary Cessions

Waiver and Consent (WSCE, Project Completion, et al)

Loan No. 9000083212 Tetra4 Helium Project